Exhibit 10.11

AMENDMENT

TO

DISTRIBUTOR FRANCHISE AGREEMENT

IT IS AGREED THIS 17TH DAY OF FEBRUARY, 1997, BETWEEN CITGO PETROLEUM CORPORATION, A DELAWARE CORPORATION, HAVING A PLACE OF BUSINESS AT 5100 SOUTH YALE, P.O. BOX 3758, TULSA, OKLAHOMA 74102, HEREINAFTER REFERRED TO AS FRANCHISOR, AND SSP PARTNERS, HAVING A PRINCIPAL OFFICE AND PLACE OF BUSINESS AT 4433 BALDWIN, CORPUS CHRISTI, TX 78408, HEREINAFTER REFERRED TO AS FRANCHISEE.

WHEREAS, FRANCHISOR AND FRANCHISEE ENTERED INTO A DISTRIBUTOR FRANCHISE AGREEMENT ON THE 2ND DAY OF JANUARY, 1993; AND

WHEREAS, THE TERM OF SAID DISTRIBUTOR FRANCHISE AGREEMENT WAS FOR 3 YEARS BEGINNING ON 1/1/93; AND

WHEREAS, PURSUANT TO TITLE 1 OF THE PETROLEUM MARKETING PRACTICES ACT THE TERM OF SAID DISTRIBUTOR FRANCHISE AGREEMENT AUTOMATICALLY RENEWS UNTIL SUCH TIME AS FRANCHISOR PROVIDES APPROPRIATE NOTICE OF ITS INTENT TO TERMINATE OR NOT RENEW THE FRANCHISE RELATIONSHIP; AND

WHEREAS, SAID AGREEMENT ALLOWED THAT ITS TERMS AND CONDITIONS COULD BE AMENDED BY A WRITING SIGNED BY THE PARTIES THERETO; AND

WHEREAS, FRANCHISOR AND FRANCHISEE NOW DESIRE TO AMEND SAID AGREEMENT TO BE EFFECTIVE 1/1/97, WITH REGARD TO THE QUANTITIES PROVISIONS,

NOW, THEREFORE, FRANCHISOR AND FRANCHISEE AGREE TO AMEND SAID AGREEMENT AS OF THE DATE FIRST WRITTEN ABOVE AS FOLLOWS:

1. THE VOLUMES LISTED IN THE QUANTITIES PROVISION ARE DELETED IN THEIR ENTIRETY, AND IN THEIR STEAD THE FOLLOWING VOLUMES ARE HEREBY SUBSTITUTED:

GASOLINE
[***]
JANUARY	[***]
FEBRUARY	[***]
MARCH	[***]
APRIL	[***]
MAY	[***]
JUNE	[***]
JULY	[***]
AUGUST	[***]
SEPTEMBER	[***]
OCTOBER	[***]
NOVEMBER	[***]
DECEMBER	[***]

TOTAL:	[***]

2. ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS INSTRUMENT TO BE DULY EXECUTED THE DAY AND YEAR FIRST ABOVE WRITTEN.

ATTEST	CITGO PETROLEUM CORPORATION

	BY	/s/
	Title:	Region manager

ATTEST	SSP PARTNERS

	BY	/s/ Sam L. Susser
	Title:	President & CEO

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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